                                                                    Exhibit 99.5


                                 RCPC GROUP
                        (A group of operating units of
                        Gruner + Jahr Printing Division)

                         COMBINED FINANCIAL STATEMENTS

                          JUNE 30, 1997, 1996 AND 1995

                         [PRICE WATERHOUSE LETTERHEAD]


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Management of Gruner + Jahr
  Printing Division

In our opinion, the accompanying combined balance sheet and the related combined statements of income and group equity and of cash flows present fairly, in all material respects, the financial position of RCPC Group (a combination of operating units of Gruner + Jahr Printing Division) at June 30, 1997, 1996, and 1995 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Group's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

October 15, 1997
Minneapolis, Minnesota

                                   RCPC GROUP
                             COMBINED BALANCE SHEET
                                    JUNE 30

              ASSETS                                                          1997         1996         1995
              ------                                                      -----------  -----------  -----------
CURRENT ASSETS:
Cash..................................................................    $    58,464  $    --      $   101,853
   Trade receivables, less  allowances of  $1,379,494,
      $1,904,332 and $1,668,724, respectively.........................     19,762,556   19,150,929   18,216,936
   Inventories........................................................      6,137,589    8,315,384    9,820,939
   Other receivables..................................................        235,521      154,897       84,096
   Prepaid expenses and deposits......................................         64,863       16,900       62,975
                                                                          -----------  -----------  -----------
      Total current assets............................................     26,258,993   27,638,110   28,286,799
                                                                          -----------  -----------  -----------
PROPERTY, PLANT AND EQUIPMENT:
   Land and improvements..............................................      2,222,880    2,214,912    2,214,912
   Buildings and improvements.........................................      6,755,635    5,651,523    5,224,500
   Machinery and equipment............................................     60,164,653   60,329,294   52,570,698
   Construction in progress...........................................        516,260      379,638    4,442,692
                                                                          -----------  -----------  -----------
                                                                           69,659,428   68,575,367   64,452,802
   Less--accumulated depreciation.....................................    (43,056,956) (39,178,719) (33,578,900)
                                                                          -----------  -----------  -----------
                                                                           26,602,472   29,396,648   30,873,902
                                                                          -----------  -----------  -----------
OTHER ASSETS:
   Intangibles, net of accumulated amortization of $1,571,000,
      $1,450,769 and $1,330,625, respectively.........................        516,015      636,159      756,303
   Other long-term assets.............................................        336,008      244,380       80,355
                                                                          -----------  -----------  -----------
         Total assets.................................................    $53,713,488  $57,915,297  $59,997,359
                                                                          -----------  -----------  -----------
                                                                          -----------  -----------  -----------
               LIABILITIES AND GROUP EQUITY
               ----------------------------
CURRENT LIABILITIES:
   Accounts payable...................................................    $ 8,403,148  $ 6,343,574  $10,656,296
   Accrued compensation...............................................      3,238,261    2,658,791    2,824,745
   Accrued workers' compensation......................................        494,612      491,210      468,229
   Other accrued liabilities..........................................        454,655      341,043      411,355
                                                                          -----------  -----------  -----------
      Total current liabilities.......................................     12,590,676    9,834,618   14,360,625
                                                                          -----------  -----------  -----------

LONG-TERM DEBT:
   Payable to Division................................................     10,851,958   17,966,403   17,407,918
   Other long-term debt...............................................        933,295      953,295      797,233
                                                                          -----------  -----------  -----------
                                                                           11,785,253   18,919,698   18,205,151
                                                                          -----------  -----------  -----------

TOTAL LIABILITIES.....................................................     24,375,929   28,754,316   32,565,776
                                                                          -----------  -----------  -----------

CONTINGENCIES

GROUP EQUITY..........................................................     29,337,559   29,160,981   27,431,583
                                                                          -----------  -----------  -----------
      Total liabilities and group equity..............................    $53,713,488  $57,915,297  $59,997,359
                                                                          -----------  -----------  -----------
                                                                          -----------  -----------  -----------



         See accompanying notes to combined financial statements.

                                   RCPC GROUP
                 STATEMENT OF COMBINED INCOME AND GROUP EQUITY
                          FOR THE YEARS ENDED JUNE 30

                                                                       1997            1996            1995
                                                                  --------------  --------------  --------------
Net sales.......................................................  $  136,583,901  $  139,583,492  $  116,541,940

Costs and expenses:
   Cost of goods sold...........................................     112,878,395     119,737,949      94,800,299
   Selling and administrative expense...........................      11,174,385       9,690,687       9,618,349
   Depreciation and amortization................................       5,310,875       6,043,490       5,851,961
                                                                  --------------  --------------  --------------
                                                                     129,363,655     135,472,126     110,270,609
                                                                  --------------  --------------  --------------
Income from operations..........................................       7,220,246       4,111,366       6,271,331

Other (income) expense:
   Interest expense.............................................         715,030       1,294,578         991,202
   Interest income..............................................         (20,749)        (36,256)        (31,179)
   Other, net...................................................           1,399         (32,447)          8,156
                                                                  --------------  --------------  --------------
                                                                         695,680       1,225,875         968,179
                                                                  --------------  --------------  --------------
Net income......................................................       6,524,566       2,885,491       5,303,152

Distribution to Division, net...................................      (6,347,988)     (1,156,093)     (2,076,284)
                                                                  --------------  --------------  --------------
Increase in Group equity........................................         176,578       1,729,398       3,226,868
Beginning of year Group equity..................................      29,160,981      27,431,583      24,204,715
                                                                  --------------  --------------  --------------
End of year Group equity........................................  $   29,337,559  $   29,160,981  $   27,431,583
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------

    See accompanying notes to combined financial statements.

                                   RCPC GROUP
                        STATEMENT OF COMBINED CASH FLOWS
                          FOR THE YEARS ENDED JUNE 30

                                                                             1997           1996          1995
                                                                         -------------  ------------  ------------
Cash flows from operating activities:
   Net income..........................................................  $   6,524,566  $  2,885,491  $  5,303,152
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization....................................      5,310,875     6,043,490     5,851,961
      Loss on disposal of assets.......................................         15,428        53,659         2,490
      Changes in assets and liabilities:
      Receivables......................................................       (611,627)     (933,993)   (5,002,138)
      Inventories......................................................      2,177,795     1,505,555    (5,114,120)
      Prepaid expenses and other current assets........................       (128,587)      (24,726)      390,118
      Accounts payable and accrued liabilities.........................      2,756,058    (4,526,007)    6,519,071
      Other long-term assets...........................................        (91,628)     (164,025)      (54,104)
                                                                         -------------  ------------  ------------
         Net cash provided by operating activities.....................     15,952,880     4,839,444     7,896,430
                                                                         -------------  ------------  ------------
Cash flows from investing activities:
   Purchases of property, plant and equipment..........................     (2,419,393)   (4,500,951)   (5,742,749)
   Proceeds from sale of equipment.....................................          7,410         1,200         6,622
                                                                         -------------  ------------  ------------
         Net cash used in investing activities.........................     (2,411,983)   (4,499,751)   (5,736,127)
                                                                         -------------  ------------  ------------
Cash flows from financing activities:
   Payable to Division, net............................................     (7,114,445)      558,485       (42,191)
   Issuance of long-term debt..........................................                      156,062
   Repayment of long-term debt.........................................        (20,000)
   Distribution to Division, net.......................................     (6,347,988)   (1,156,093)   (2,076,284)
                                                                         -------------  ------------  ------------
         Net cash used in financing activities.........................    (13,482,433)     (441,546)   (2,118,475)
                                                                         -------------  ------------  ------------
Net increase (decrease) in cash........................................         58,464      (101,853)       41,828
Cash at beginning of the year..........................................       --             101,853        60,025
                                                                         -------------  ------------  ------------
Cash at end of the year................................................  $      58,464  $    --       $    101,853
                                                                         -------------  ------------  ------------
                                                                         -------------  ------------  ------------

Supplemental disclosure:

    Cash paid during the years for interest, net of amount capitalized, approximated interest expense.

    See accompanying notes to combined financial statements.

                                   RCPC GROUP
                    NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1--OPERATIONS AND BASIS OF PRESENTATION

    RCPC Group (the Group) is a combination of operating units of Gruner + Jahr Printing Division (the Division). The Division is a component of Gruner + Jahr Printing and Publishing Co.--a Delaware general partnership (the Partnership). The Group's financial statements represent the combined operations and financial position of Riverside County Publishing Company and First Graphics (collectively RCPC), PrepSAT Riverside and PrepSAT San Leandro (collectively PrepSAT) and West Coast Ink. The Group's operations primarily consist of the preparation and printing of newspaper inserts.

NOTE 2--ACCOUNTING POLICIES

REVENUE RECOGNITION

    Revenue is generally recognized on a job when the production process has been completed and the product is shipped.

INVENTORIES

    Inventories are stated at the lower of cost or market, with cost determined on a first-in, first-out (FIFO) basis.

PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment is recorded at cost and includes interest capitalized in connection with long-term construction projects. Approximately $10,000, $56,000 and $43,000 of interest was capitalized during the years ended June 30, 1997, 1996 and 1995, respectively. Replacements and improvements are capitalized; maintenance and repairs are charged to expense as incurred. Asset and accumulated depreciation accounts are relieved for dispositions with resulting gains or losses reflected in earnings.

    Depreciation is calculated using the straight-line method over the estimated useful lives as follows: 3 to 10 years for machinery, equipment and vehicles and 16 to 33 years for buildings. The costs of leasehold improvements are amortized over the lesser of the useful lives or the terms of the respective leases. Depreciation expense was $5,190,731, $5,923,346, and $5,731,817 in the years ended June 30, 1997, 1996 and 1995, respectively.

INTANGIBLES

    Intangible assets consist primarily of goodwill. Goodwill represents the unamortized excess of the cost of acquiring net assets over the fair value of those assets at the date of acquisition. Goodwill is being amortized over 15 years. The Company periodically evaluates the recovery of intangibles based on an analysis of estimated undiscounted future cash flows.

INCOME TAXES

    The Group is included in the tax return of the Division's parent, a partnership; therefore, no provision for income taxes has been provided on earnings as the liability for federal and state income taxes accrues to the individual partners.

FAIR VALUE OF FINANCIAL INSTRUMENTS

    The Group's financial instruments primarily consist of cash, short-term trade receivables and payables for which current carrying amounts approximate fair market value. As explained in Note 3, the Group has an amount payable to the Division for which there is no interest cost.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3--COST ALLOCATIONS FROM THE DIVISION

    The primary components of cost allocations from the Division for the years ended June 30 are as follows:

                                                                                     1997
                                                             ----------------------------------------------------
                                                                           SELLING AND
                                                               COST OF    ADMINISTRATIVE  INTEREST
                                                             GOODS SOLD      EXPENSE      EXPENSE       TOTAL
                                                             -----------  -------------  ----------  ------------
Information technology.....................................                $    84,798               $     84,798
Corporate administration...................................                  1,777,279                  1,777,279
Workers' compensation......................................   $ 672,500                                   672,500
Employee benefits..........................................     308,355                                   308,355
PrepSAT administration.....................................                    845,000                    845,000
Insurance..................................................                    172,070                    172,070
Interest...................................................                              $  636,876       636,876
                                                             -----------  -------------  ----------  ------------
      Total................................................   $ 980,855    $ 2,879,147   $  636,876  $  4,496,878
                                                             -----------  -------------  ----------  ------------
                                                             -----------  -------------  ----------  ------------

                                                                                    1996
                                                           ------------------------------------------------------
                                                                         SELLING AND
                                                             COST OF    ADMINISTRATIVE   INTEREST
                                                           GOODS SOLD      EXPENSE       EXPENSE        TOTAL
                                                           -----------  -------------  ------------  ------------
Information technology...................................                $    65,463                 $     65,463
Corporate administration.................................                    788,600                      788,600
Workers' compensation....................................   $ 570,900                                     570,900
Employee benefits........................................     297,406                                     297,406
PrepSAT administration...................................                    774,000                      774,000
Insurance................................................                    161,775                      161,775
Interest.................................................                              $  1,217,556     1,217,556
                                                           -----------  -------------  ------------  ------------
      Total..............................................   $ 868,306    $ 1,789,838   $  1,217,556  $  3,875,700
                                                           -----------  -------------  ------------  ------------
                                                           -----------  -------------  ------------  ------------

                                                                                     1995
                                                             ----------------------------------------------------
                                                                           SELLING AND
                                                               COST OF    ADMINISTRATIVE  INTEREST
                                                             GOODS SOLD      EXPENSE      EXPENSE       TOTAL
                                                             -----------  -------------  ----------  ------------
Information technology.....................................                $    75,393               $     75,393
Corporate administration...................................                  1,007,300                  1,007,300
Workers' compensation......................................   $ 412,343                                   412,343
Employee benefits..........................................     267,066                                   267,066
PrepSAT administration.....................................                    546,962                    546,962
Insurance..................................................                    166,032                    166,032
Interest...................................................                              $  920,053       920,053
                                                             -----------  -------------  ----------  ------------
      Total................................................   $ 679,409    $ 1,795,687   $  920,053  $  3,395,149
                                                             -----------  -------------  ----------  ------------
                                                             -----------  -------------  ----------  ------------

    Information technology costs and corporate administration costs are charged to the Group based on actual usage which is tracked through an activity-based costing system. Workers' compensation, employee benefits and PrepSAT administration costs are allocated based on employee headcount. Insurance costs are charged to the Group based on property and vehicle values with liability insurance being allocated based on sales dollars. Interest costs are allocated based on relative levels of fixed assets, gross inventory and accounts receivable. Management believes its cost allocations to the Group reasonably approximates the actual associated costs incurred.

    At June 30, 1997, 1996 and 1995, the Group had a payable to the Division of $10,851,958, $17,966,403 and $17,407,918, respectively. No interest is charged on the payable balance.

    Sales to the Division approximated $153,000, $31,000 and $248,000 for the years ended June 30, 1997, 1996 and 1995, respectively.

NOTE 4--INVENTORIES

    The components of inventories at June 30 are as follows:

                                                                              1997          1996          1995
                                                                          ------------  ------------  ------------
Raw materials and supplies..............................................  $  5,362,059  $  7,432,026  $  8,868,841
Work-in-process.........................................................       775,530       883,358       952,098
                                                                          ------------  ------------  ------------
                                                                          $  6,137,589  $  8,315,384  $  9,820,939
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

NOTE 5--OTHER LONG-TERM DEBT

    Other long-term debt consists of participating loans amounting to $933,295, $953,295 and $797,233 at June 30, 1997, 1996 and 1995,
respectively. Interest is computed based upon return on total assets for RCPC for the year. The amount of interest for the years ended June 30, 1997, 1996 and 1995 was $78,154, $77,022 and $67,740, respectively. The loans are payable 1-1/2 years after demand.

NOTE 6--LEASES

    The Group has noncancelable operating leases for machinery and equipment with terms ranging from one to six years. Future minimum rentals under such leases were approximately as follows at June 30:

1998                                                     $ 602,184
1999                                                        86,125
2000                                                        15,900
2001                                                        15,900
2002                                                        15,900
Thereafter                                                   7,950
                                                          --------
                                                         $ 743,959
                                                          --------
                                                          --------

    Rental expense under all leases for the years ended June 30, 1997, 1996 and 1995 approximated $599,000, $538,000 and $554,000, respectively.

NOTE 7--EMPLOYEE BENEFIT PLANS

PROFIT SHARING PLAN

    The PrepSAT units of the Group participate in a profit sharing plan maintained by the Division which covers employees who have completed at least one year of continuous service. The plan is funded by discretionary contributions from the Group. The Group contributed $64,145, $46,003 and $25,120 for the years ended June 30, 1997, 1996 and 1995, respectively.

DEFERRED COMPENSATION PLAN

    The Group has an investment plan available to employees who have completed at least one year of continuous service. The investment plan is intended to qualify as a deferred compensation plan under Section 401(k) of the Internal Revenue Code of 1986. Employees may generally contribute up to 15% of their salary to the plan. The Group contributed $29,919, $26,447 and $25,049 for the plan years ended December 31, 1996, 1995 and 1994, respectively, for RCPC employees of the Group. Employee contributions vest immediately.

VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION PLAN

    The Group, with the exception of RCPC, participates in a Voluntary Employees' Beneficiary Association Plan maintained by the Division to fund health care benefits available to all full-time employees. The plan is primarily funded by contributions from the Group. Group contributions to the plan for the year ended June 30, 1997, 1996 and 1995 were $592,225, $174,719 and $278,674, respectively.

NOTE 8--CONTINGENCIES

    In July 1994, the Group was sued for damages resulting from alleged breach of a sub-contracting agreement between RCPC and a competitor made in February 1991. The competitor claimed this breach resulted in a loss of work and future profits from growth, a lost opportunity to purchase a new printing press, and caused them to absorb certain software development costs. Total damages claimed by the competitor are approximately $31.7 million.

    It is the Group's belief the lawsuit is without merit and the Group will prevail in court. During the fiscal years ended June 30, 1997, 1996 and 1995 the Group incurred approximately $800,000, $106,000 and $71,000, respectively, in legal expenses related to this case.

NOTE 9--SUBSEQUENT EVENT

    On October 15, 1997, the Partnership sold substantially all of the assets and related liabilities of the Group, which liabilities excluded, amongst other items, the lawsuit discussed in Note 8.